Exhibit 99.1
BANKING ● PRIVATE WEALTH MANAGEMENT ● TRUST SERVICES April 2024 INVESTOR PRESENTATION

Copyright © 2023 First Foundation Inc. All Rights Reserved This report includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this report are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this report and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, the risk of incurring credit losses, which is an inherent risk of the banking business; the quality and quantity of our deposits; adverse developments in the financial services industry generally such as bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the risk that we will not be able to maintain growth at historic rates or at all; the performance of loans currently on deferral following the expiration of the respective deferral periods ; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with changes in interest rates, which could adversely affect our interest income, interest rate margins, and the value of our interest-earning assets, and therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; negative impacts of news or analyst reports about us or the financial services industry; the impacts of inflation on us and our customers; results of examinations by regulatory authorities and the possibility that such regulatory authorities may, among other things, limit our business activities or our ability to pay dividends, or impose fines, penalties or sanctions; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends at historic levels or at all; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this report to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this report or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NYSE rules. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used when management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix of this presentation as of and for the quarter ended March 31, 2024. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Safe Harbor Statement 1

Copyright © 2023 First Foundation Inc. All Rights Reserved A Multi-Diversified Regional Financial Services Company with a Personal Touch $5.5 Billion in Assets Under Management $13.6 Billion in Bank Assets COMPANY TRUST SERVICES PERSONAL BANKING PRIVATE BANKING BUSINESS BANKING PRIVATE WEALTH MANAGEMENT Five States: CA, TX, NV, HI, and FL 558 Employees, 31 Branch/Office Locations CORE BUSINESSES TARGET CLIENTS BUSINESS OWNERS REAL ESTATE INVESTORS SMALL AND MEDIUM BUSINESSES HOAs, MSRs, 1031 EXCHANGES, TITLE AND ESCROW COMPANIES LOCAL MUNICIPALITIES HIGH NET WORTH INDIVIDUALS MULTI-GENERATIONAL FAMILIES CORPORATE EXECUTIVES NONPROFITS Focus on providing exceptional service Complementary services $1.2 Billion in Trust Assets Under Advisement Scale with a proven business model 2 NYSE: FFWM Data as of March 31, 2024

Copyright © 2023 First Foundation Inc. All Rights Reserved $9,086, 85% $1,603, 15% 1Q24 Insured and Collateralized Deposits Uninsured and Uncollateralized Deposits $10,639 Total Deposits 3 Deposits  As of 1Q24, insured and collateralized deposits represent approximately 85% of total deposits, including accounts eligible for pass-through insurance  This figure has remained consistently above the 85% of total deposits reported as of 1Q23 Insured and Collateralized vs. Uninsured Deposit Mix ($ in thousands) $9,342, 87% $1,347, 13% 4Q23 Insured and Collateralized Deposits Uninsured and Uncollateralized Deposits $10,689 Total Deposits

Copyright © 2023 First Foundation Inc. All Rights Reserved 93% 81% 78% 104% 95% 95% 0% 20% 40% 60% 80% 100% 120% YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 1Q24 Loan / Deposit Ratio Loan/ Deposit Ratio Average 4 Deposits  Loan to deposit ratio of 94.8% as of 1Q24  Deposit levels hit low point during 1Q23 and have risen $587 million since Average 91% 2,263 2,660 2,413 1,468 1,828 2,364 2,281 2,275 2,882 2,785 1,949 1,947 1,901 1,943 2,033 1,049 1,150 1,250 1,253 1,276 2,306 2,769 2,973 3,144 2,717 10,052 10,807 10,812 10,689 10,639 0 2,000 4,000 6,000 8,000 10,000 12,000 Mar'23 Jun'23 Sep'23 Dec'23 Mar'24 Deposit by Type (in $ thousands) Non-interest Bearing Interest Bearing Money Market Savings CDs

Copyright © 2023 First Foundation Inc. All Rights Reserved 5 Strong Liquidity Position Due to the proactive steps taken before March 2023, First Foundation continues to be in a strong liquidity position  Available cash and cash equivalents held on balance sheet: $1.6 billion  Fully collateralized credit from the Federal Home Loan Bank: $2 billion  Federal Reserve discount window availability: $453 million  Available uncommitted credit lines: $170 million  Market value of unpledged securities of $184 million as of 1Q24  Liquidity to uninsured and uncollateralized deposits ratio of 2.7x $4.4 billion on- and off-balance sheet liquidity

Copyright © 2023 First Foundation Inc. All Rights Reserved 6 Strong Regional Presence  Headquartered in Dallas, TX, First Foundation has 31 branch/office locations in five states: CA, TX, NV, HI, and FL  First Foundation’s loan portfolio is primarily concentrated within the branch footprint; 72% of total loans in CA, 9% in FL, 4% in TX, 1% in NV, and 14% in other  Expansion focused on attractive markets with positive demographic trends and business friendly environments Located in Expanding and Affluent Markets  Average household income of $86k versus overall U.S. average of $67k(1) Outsized population growth in markets with large market share(1)(2)  Riverside-San Bernardino-Ontario, CA: 1.5%  Sacramento-Roseville-Folsom, CA: 3.6%  Las Vegas-Henderson-Paradise, NV: 4.4% Exceptional historical and projected population growth in newly-entered markets(1)  Dallas-Fort Worth-Arlington, TX (Historical): 7.3%(2)  Dallas-Fort Worth-Arlington, TX (Projected): 5.1%(3)  Naples-Marco Island, FL (Historical): 6.4%(2)  Naples-Marco Island, FL (Projected): 7.4%(3) Presence in Some of the Fastest Growing MSAs in the Country Source: S&P Capital IQ; Claritas LLC; FDIC branch reports from S&P Capital IQ; Company Reports 1) As of April 2024 2) 5 year historical 3) 5 year projected based on Company management estimates

Copyright © 2023 First Foundation Inc. All Rights Reserved Our Approach Within Attractive Markets Three-pronged approach to market entry and presence 1. Grow presence in business friendly and expanding markets  Dallas-Fort Worth Metroplex, TX  Naples-Marco Island, FL 2. Maintain a strong presence in mature and affluent markets  West Los Angeles and Pasadena, CA  Palos Verdes and the South Bay, CA  Orange County, CA  San Diego, CA  Indian Wells and Palm Springs, CA  San Francisco, CA  Sacramento, CA  Las Vegas, NV  Honolulu, HI 3. Obtain market share in secondary and stable markets(1)  Lucerne Valley: 100%  Running Springs: 100%  Big Bear Lake: 30.9%  El Centro: 6.1%  Auburn: 3.5% Provide excellent customer service and deepen relationships Focus on deposits as the bank of choice in local region 7 Significant new opportunities for entire suite of services Source: S&P Capital IQ; Company Reports 1) As of latest FDIC branch report dated September 2023

Copyright © 2023 First Foundation Inc. All Rights Reserved Serving Clients Across Generations Educate + Protect BUILD “Millennials” Plan + Build GROW “Gen X” Consume + Distribute ENJOY “Boomers” Solutions for every stage in the financial journey Focused Consumer, Real Estate, and Commercial Lending  SBA & Small Business  Small Balance Business  Equipment Finance  Owner Occupied Real Estate  Multifamily  Investor-Owned Real Estate Private Wealth Management  Wealth Planning & Advisory  Investment Management  Business Succession  Philanthropy Services  Corporate Trustee  Nevada Asset Protection Trust  Successor Trustee Personal and Business Banking  Checking and Savings Accounts  Money Market Accounts  Certificate of Deposits (CDs)  Digital Account Opening and Support  Mobile Banking  Full Suite of Treasury Management Offerings  Primary Single Family  Rental Single Family  Home Equity Lines of Credit  Personal Lines of Credit Solutions to serve both the boomer and the next generations Expertise on multi-generational gifting strategies and setting up the next generations for financial success 8 Well-Positioned to Facilitate The Great Wealth Transfer 45 million U.S. households will pass a mind-boggling $68 trillion ($48 trillion from Boomers alone) to their children — the biggest generational wealth transfer ever* *According to report by Cerulli Associates

Copyright © 2023 First Foundation Inc. All Rights Reserved Technology Driving Efficiencies and Enhancing Client Experience 9 Client Experience Tech Enhancing the Client Experience Core Technology Tech Driving Process Efficiencies ✓ Peer-to-peer payments through Zelle® ✓ Digital signature capture for lending and deposit products ✓ Automated online deposit account opening and delivery ✓ Industry-leading commercial business banking online ✓ Automated account switching solution to move new customer direct deposits and bill pay to bank ✓ Latest Fiserv Core Banking system: Precision ✓ Data warehouse / CRM – marketing and client data mining ✓ Deep integrations with loan origination systems and core ✓ AI automating workflows to drive efficiency ✓ Technology-enhanced compliance tracking ✓ Digital banking processes with open APIs Existing Strong ✓ Dedicated to the strictest security measures Foundation • Account aggregation across institutions • New mobile and desktop consumer banking applications • New client portal for wealth management clients • Rewards deposit accounts • Financial wellness scoring • Upgraded to Orion, state-of-the-art enterprise investment software platform for wealth management clients • Deep integration between trust accounting and portfolio management systems • New single-family loan origination system • New commercial loan origination system upgrades Recent Enhancements Made / Planned Traditional Banking Services With the Same Features as a Fintech Nationally recognized for our investments to drive innovation Key Partners

Copyright © 2023 First Foundation Inc. All Rights Reserved Brand Awareness Using Digital Channels 10 Focused on 50-60 key terms related to our business. Ranked consistently in Top 25 nationally for high-value search phrases 1. AWARE-NESS Search Engine Optimization Building awareness without paid advertising by ranking highly for relevant search phrases on Google 2. ENGAGE-MENT Social Media Presence on major social networks  Engaged community of followers  Affinity towards brand and culture 3. DELIVERY Content Marketing Valuable content sourced by in-house and third-party writers  Provides education; Fosters interest  Boosts SEO; Generates leads Key Content Frequency Topics Investment Commentary 4 / year Market Alerts 2–4 / year The Week Ahead 50 / year Wealth Planning 4–6 / year Cyber Security 4 / year National Rank 1 Sample Search Phrases (note: rankings fluctuate daily) “What is wealth planning” 1 “Multifamily lending” 5 “Apartment lending” 9 “Life and wealth planning” 11 “Wealth planning services” 11 “Owner occupied real estate financing” 16 “What is personal banking” 16 “Online savings” 23 “Online savings account” 25 “Small business lending” 25 “Trust services” 36 “Business banking” 41 Digital brand awareness significantly reduces the cost of new client acquisition 1) SEMRush, as of April 15, 2024; based on all internet traffic; does not include paid search; however, does include all website traffic, not just those of banks and financial services companies

Copyright © 2023 First Foundation Inc. All Rights Reserved Loans 11

Copyright © 2023 First Foundation Inc. All Rights Reserved Multifamily, $5,221 , 52% Commercial Business , $3,216 , 32% Single-Family, $930 , 9% CRE Investment, $607 , 6% Land and Construction, $96 , 1% Consumer, $1 , 0% Other , $16 , 0% Loan Portfolio by Asset Class 1Q24 ($ in millions) California $7,266 72% Florida $863 9% Texas, $400 , 4% Hawaii, $39 , 0% Nevada, $111 , 1% Other $1,407 14% Loan Portfolio by State 1Q24 ($ in millions) Loan Portfolio Overview $10,086 Total Loans 1Q24 Yield on Originations: 8.39% 1Q24 Yield on Loans: 4.70% 12 $10,086 Total Loans Diversification by asset class and geography/state (1) (2) 1) Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans 2) Other includes premiums, discounts and deferred fees and expenses on all loans

Copyright © 2023 First Foundation Inc. All Rights Reserved California, $759 , 82% Florida, $106 , 11% Texas, $2 , 0% Hawaii, $28 , 3% Nevada, $8 , 1% Other, $28 , 3% Single-Family Loans 1Q24 ($ in millions) California, $4,570 , 87% Florida, $96 , 2% Texas, $225 , 4% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $294 , 6% Multifamily Loans 1Q24 ($ in millions) California, $211 , 35% Florida, $363 , 60% Texas, $21 , 3% Hawaii, $1 , 0% Nevada, $3 , 1% Other, $9 , 1% NOO CRE Loans 1Q24 ($ in millions) California, $1,676 , 52% Florida, $268 , 8% Texas, $145 , 5% Hawaii, $9 , 0% Nevada, $64 , 2% Other, $1,052 , 33% Commercial Business Loans 1Q24 ($ in millions) Loan Portfolio by Geographic Distribution $5,221 Total Loans 13 $607 Total Loans $930 Total Loans $3,215 Total Loans  Texas originations totaled $6 million during 1Q24 in the commercial business  Florida originations totaled $642 thousand during 1Q24 in the commercial business

Copyright © 2023 First Foundation Inc. All Rights Reserved Net Loan Activity 14 4Q23 1Q24

Copyright © 2023 First Foundation Inc. All Rights Reserved 89% 91% 3% 0% 4% 3% 2% 4% 4% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% 1Q23 1Q24 Origination Composition Commercial Business Multifamily CRE Investment Single-Family Other $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2019 2020 2021 2022 2023 1Q23 1Q24 Loan Origination Composition Trend ($ in millions) Other Single-Family CRE Investment Multifamily Commercial Business  Commercial business originations of $95 million in 1Q24 Lending Activities Limited but Focused on High Quality Commercial Business (1) (2) 1) Includes $171 million in PPP loans 2) Includes $56 million in PPP loans 15

Copyright © 2023 First Foundation Inc. All Rights Reserved CRE Own Occ 11% Commercial Term 15% Commercial Line of Credit 34% Equipment Finance 7% SBA 7A 0% SBA Own Occ CRE SBA PPP 1% 0% Municipal Financing 32% Commercial Portfolio by Facility Type 1Q24 Public Administration 32% Finance and Insurance 30% Real Estate and Rental and Leasing 7% Construction 5% Manufacturing 4% Accommodation and Food Services 3% Administrative and Support and Waste Management and Remediation Services 3% Arts, Entertainment, and Recreation 2% Retail Trade 2% Professional, Scientific, and Technical Services 2% Other Services (except Public Administration) 2% Other 8% Commercial Portfolio by Industry Sectors 1Q24 Diversified Commercial Business Portfolio No sector comprises more than a 1/3 of the portfolio Low CRE exposure 16 88% of commercial business portfolio is not commercial real estate $3,215 Total Loans $3,215 Total Loans (1) 1) No individual sector within “Other” category is larger than 1.8%

Copyright © 2023 First Foundation Inc. All Rights Reserved Multifamily – Strong Underwriting in Resilient Segment (1/3) 17 1) Data as of March 31, 2024, unless otherwise noted 2) LTV at time of origination 3) Represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property’s NOI at time of origination  Primary focus is on small-balance (average size of $3.3 million) loans on non-luxury Essential Housing apartment stock − Average property has 22 units − Buildings tend to be older and smaller in size with over 60% of properties built between 1950-1980 catering towards at or below median income earners − Approx. 68% of the $2.4B originations in 2022 were rent controlled and on average 14% below market, providing potential upside in rents if units turn over  Loans are generally fixed for 3-,5-,7- and 10-year periods  30-year maturity with 30-year amortization  Conservative underwriting to the lower of in-place rents or market and the higher of market or actual vacancy and expenses − No credit is given for future or pro forma figures for rents  Loan amounts are underwritten to DSCRs using a qualifying rate that is higher than the initial rate for 3- and 5-year fixed loans and underwritten to stressed expenses (e.g., underwriting insurance coverage in California to no less than 20% above YoY insurance premiums) − 7- and 10-year fixed are underwritten to the initial start rate  Interest-only options for lower LTV and higher DSCR properties with strong sponsorship − All IO loans underwritten to a fully amortizing DSCR  Sponsors are required to meet minimum liquidity requirements of 6-12 months principal, interest, taxes and insurance, and a minimum of 10% of the loan amount Expertise and Underwriting High-level Portfolio Overview Multifamily Loan Characteristics(1) Average Loan Size $3.30M Average LTV(2) 54% Average DSCR 1.41x (3) % Delinquent 0.00%  High credit quality with consistently low LTVs for multifamily loans and strong DSCR ratios  Conservative underwriting to in-place rents and higher of market or actual vacancy and expenses (e.g., insurance coverage)  No multifamily charge-offs since First Foundation’s start in 2007 Conservative Portfolio of Residential Loans Midrise, Garden, and Workforce Housing Focus

Copyright © 2023 First Foundation Inc. All Rights Reserved Multifamily – Markets Matter (2/3) Rent Regulations in California are Less Onerous Compared to New York 1) Statewide rent cap limiting yearly increases to the lesser of 10% or 5% plus inflation a) Exceptions include apartments built in 2005 or after 2) Rent regulation laws, including the above rent increases, in effect through 2029 (not permanent) a) Rent control prohibited from certain kinds of residences including apartment units constructed after 1995 (Costa-Hawkins Act) 3) Apartment owners have the right to rent a vacant unit at market price 4) Capital improvements may not be used to increase the rent beyond the rent cap noted in bullet 1) for existing tenants, but monitoring in place to ensure regular upkeep and preventative maintenance California Rent Regulations 1) Rent can be raised the lesser of the average of the five most recent Rent Guidelines Board annual increases (2023 5-year average: 1.85%) or 7.5% each year 2) Rent regulation laws were made permanent in 2019, which repealed “vacancy decontrol” and the “vacancy bonus”, two key drivers of multifamily price appreciation in the prior 25yr regime (1994-2019) 1) Under vacancy decontrol an apartment’s rent would be deregulated if a tenant left the apartment (voluntarily or evicted). The regulated monthly rent had to exceed $2,700 to take effect 2) If the rent was under $2,700, the landlord had the ability to increase rents 20% 3) Apartment owners have the right to rent at the above levels for both vacancy and renewal leases 4) Capital improvement rent increases were lowered from 6% to 2% in New York City (and from 15% to 2% in other counties) making more costly repairs harder to recoup New York Rent Regulations 1) Source: California Apartment Association; New York Office of Rent Administration Geographic Exposure Exposure by County California, $4,570 , 87% Florida, $96 , 2% Texas, $225 , 4% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $294 , 6% Vast majority of the portfolio is in rent controlled markets within California 18 $5,215 Total Loans

Copyright © 2023 First Foundation Inc. All Rights Reserved Multifamily – Loan Repricing Opportunity (3/3) Variable & Adjustable-Rate Loan Composition(1) 19 Note: Balances as of March 31, 2024; repricing rates as of April 5, 2024 1) Does not include assumptions for amortizations or prepayments Adjustable-rate loans (99.9% tied to SOFR 30-day average) represents 85% of total Multifamily portfolio Variable-rate loans represent 3% of total Multifamily portfolio Average implied spread of 395 bps $5,215 Total Loans ($ millions) $178 $78 $161 $449 $1,050 $1,062 $601 $1,069 3.69% 3.68% 3.71% 3.43% 3.95% 3.38% 3.84% 7.62% 7.61% 7.61% 7.62% 7.62% 7.62% 7.65% Variable Rate <= 6 Months 6 mos. - 1 Year 1 Year - 2 Years 2 Year - 3 Years 3 Year - 4 Years 4 Year - 5 Years > 5 Years Adjustable-Rate Loans WAR WAR (if Repriced 04/05/24) Fixed Rate, $567 , 11% Variable Rate, $178 , 3% Adjustable Rate, $4,470 , 86%

Copyright © 2023 First Foundation Inc. All Rights Reserved 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Charge offs by Loan Type for CA-Based Banks Single Family Multifamily NOO CRE Commercial and Industrial Industry Trends: Top Performing Asset Class Multifamily loans have historically been the best performing of all real estate loan types 20 - Source: S&P Capital IQ; FDIC Call Report Note: Charge-off rate weighted the loan balance of each bank’s associated asset class. Only includes California headquartered commercial and savings banks

Copyright © 2023 First Foundation Inc. All Rights Reserved First Foundation NCO Average, 0.02% Peer NCO Average, 0.11% -0.01% 0.09% 0.19% 0.29% 2019 2020 2021 2022 2023 1Q24 Net Charge-offs (“NCOs”)/Average Loans First Foundation NCOs/Average Loans Peer NCOs/Average Loans First Foundation NCO Average Peer NCO Average 0.20% 0.30% 0.14% 0.13% 0.15% 0.18% 0.25% 0.39% 0.11% 0.10% 0.12% 0.18% 0.47% 0.55% 0.40% 0.32% 0.42% 0.42% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 1Q24 Non-Performing Loans and Assets First Foundation NPAs/Assets First Foundation NPLs/Loans Peer NPLs/Loans Strong Credit Quality 21 (4) (4) (1)(2) (1)(3) 1) UPBR peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion 2) Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases 3) Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases 4) Peer group data based on the most recently available UBPR report of 4Q23 Peer Average 7.1x First Foundation

Copyright © 2023 First Foundation Inc. All Rights Reserved Deposits 22

Copyright © 2023 First Foundation Inc. All Rights Reserved California, $865 , 47% Florida, $244 , 13% Texas, $385 , 21% Hawaii, $19 , 1% Nevada, $13 , 1% Other, $302 , 17% Noninterest-Bearing Deposits 1Q24 ($ in millions) California, $2,261 , 26% Florida, $2,300 , 26% Texas, $268 , 3% Hawaii, $267 , 3% Nevada, $92 , 1% Other, $3,623 , 41% Interest-Bearing Deposits 1Q24 ($ in millions) California, $1,334 , 30% Florida, $1,588 , 36% Texas, $506 , 11% Hawaii, $145 , 3% Nevada, $31 , 1% Other, $837 , 19% Core Business Deposits 1Q24 ($ in millions) Deposits by Geographic Distribution 23 $1,828 Total Non-IB Deposits  Insured and Collateralized Deposits 85%, Uninsured and Uncollateralized Deposits 15% as of 1Q24  Florida ranks 2nd and Texas 3rd for total number of accounts raised from our nationwide digital bank channel $8,811 Total IB Deposits $4,441 Total Business Deposits

Copyright © 2023 First Foundation Inc. All Rights Reserved Launched digital consumer deposit channel in 3Q19  Online savings – 2019  Online CDs – 2020  Online checking – 2020  Online money market – 2022  Balances: $899 million as of 1Q24  Good granularity of clients: ~ 12,000  Over 89% new clients  Reaching new, younger client audience  Average account size: ~$72 K  Strong retention experience when dropping rates  Low costs to obtain and service  Expanded digital experience into our retail branches to include paperless onboarding and in branch support for online opening Account Data Products Benefits 24 Digital Deposit Channel Success Gen Z (18- 28) 9% Millennial (29-43) 34% Gen X (44-58) 25% Baby Boomer (59-79) 29% Silent Gen (80-96) 3% Number of Accounts by Generation 1Q24 68% of digital bank clients are younger than Baby Boomers 0 2,000 4,000 6,000 8,000 10,000 12,000 $0 $200 $400 $600 $800 $1,000 $1,200 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Growth Driven by Digital Marketing Strategy ($ in millions) Account Balance Number of Accounts

Copyright © 2023 First Foundation Inc. All Rights Reserved Wealth Management and Trust 25

Copyright © 2023 First Foundation Inc. All Rights Reserved In-House Expertise to Serve Clients Wealth Planning • Lead with planning • Entry point to client’s total financial picture Asset Allocation • Manage custom investment strategies to serve clients across the risk and return spectrum • Utilizes a mix of equities, fixed income, real estate, and alternative assets • Open architecture Portfolio Construction • Conduct due diligence • Create custom portfolios to match clients’ goals • Monitor, report, and adjust as necessary INVESTMENT MANAGEMENT PHILANTHROPY SERVICES WEALTH PLANNING TRUST SERVICES ASSET ALLOCATION LEGACY PLANNING Key Characteristics  Lead with sophisticated financial planning to address client needs  Open architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accounts  In-house investment capabilities with strong performance  Fee-only model (vs. commission-based brokerage) with avg. fee of 60-70 bps  Significant cross promotion opportunities with bank, trust, and philanthropy services  Ability to deepen relationship with multiple generations of the family because of trust and philanthropy business  100% of new Assets Under Management (“AUM”) and Assets Under Advisement (“AUA”) through organic growth, more stable than M&A  Presence in affluent communities throughout CA such as Pasadena, San Diego, West Los Angeles, Orange County, in addition to expanding into Naples, FL in 2022  Combined Advisory and Trust business pre-tax profit margin of 21% in 1Q24 Comprehensive Offering for High-Net-Worth Clients 26

Copyright © 2023 First Foundation Inc. All Rights Reserved Loyal Clients and Growing Assets Profile of Client Growth  Target client of $3 million to $50 million in investible assets  Clients are high-net-worth individuals and families (as opposed to institutional)  Serve as central point of contact for clients’ financial matters  Average size of new clients is increasing as model attracts higher net worth clients  New client referrals through centers of influence (“COIs”) and partner channels, which is difficult for other RIAs to replicate  30+ year track record of building relationships with COIs – shows trust in ability to serve complex client cases  Client referrals from existing clients – shows loyalty across clients 27 $4,927 $5,681 $4,985 $5,250 $5,466 $1,105 $1,345 $1,276 $1,278 $1,189 $6,032 $7,026 $6,261 $6,528 $6,655 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 YE 2020 YE 2021 YE 2022 YE2023 1Q24 Wealth Management AUM and Trust AUA ($ in millions) Wealth Management AUM Trust AUA Stable organic growth

Copyright © 2023 First Foundation Inc. All Rights Reserved Profitability 28

Copyright © 2023 First Foundation Inc. All Rights Reserved 1) Cost of interest-bearing liabilities excludes the positive impact of non-interest-bearing deposits $170.0 $196.6 $233.3 $318.7 $202.3 $58.8 $38.4 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2019 2020 2021 2022 2023 1Q23 1Q24 Net Interest Income ($ in millions) Net Interest Income 29 (1) $5,921 $6,498 $7,409 $10,938 $12,738 $13,002 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 1Q24 Average Interest-Earning Assets ($ in millions) Loans Securities Other 3.19% 3.50% 3.84% 4.12% 4.32% 4.51% 4.56% 4.62% 4.64% 3.00% 3.18% 3.10% 2.45% 1.83% 1.51% 1.66% 1.36% 1.17% 0.32% 0.54% 1.23% 2.52% 3.41% 3.97% 4.01% 4.19% 4.24% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Margin Earning Assets Yield Net Interest Margin Cost of Interest-Bearing Liabilities  NII and NIM were adversely impacted due to Fed interest rate actions since 2022. NIM compression is expected if Fed continues with interest rate increases

Copyright © 2023 First Foundation Inc. All Rights Reserved 69% 15% 14% 2% Recurring(1)Noninterest Income Breakdown 1Q24 Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loans  Proven ability to generate consistent noninterest recurring fee income  Fee income diversifies First Foundation’s operating revenue stream with 21% generated from recurring noninterest income for 1Q24 Attractive Noninterest Fee Income 30 $10 Million $23.1 $23.4 $28.4 $29.0 $28.2 $7.0 $7.1 $5.6 $6.1 $7.6 $9.8 $7.1 $1.8 $1.5 $7.7 $9.6 $10.9 $11.7 $9.2 $2.4 $1.4 $4.2 $15.1 $21.5 $40.6 $54.2 $68.4 $50.5 $44.5 $11.2 $10.3 $0 $10 $20 $30 $40 $50 $60 $70 2019 2020 2021 2022 2023 1Q23 1Q24 Recurring(1) Noninterest Income ($ in millions) Investment advisory fees Trust and consulting fees Loan and deposit fees Gain on sale of loans 1) Recurring revenue includes all noninterest income excluding revenue in the “other” category

Copyright © 2023 First Foundation Inc. All Rights Reserved 0.80% 1.05% 1.30% 1.55% 1.80% 2.05% 2.30% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest Expense / Average Assets First Foundation Total First Foundation Excluding Customer Service Bank Peer Group Efficient Operating Platform  Leveraging its investments in personnel and technology, First Foundation has consistently lowered its noninterest expense to average assets and is currently operating at a significant advantage to peers 31 109 bps  (1) (1) (2) 1) Non-GAAP measure. See "Non-GAAP Financial Measures” 2) Uniform Bank Performance Report (“UBPR”) Peer group includes commercial banks with assets between $3 billion and $10 billion for data through 3Q21. Starting in 4Q21 peer group includes commercial banks with assets between $10 and $100 billion. Peer group data based on the most recently available UBPR report of 4Q23

Copyright © 2023 First Foundation Inc. All Rights Reserved $1.29 $1.91 $2.43 $2.02 $0.31 $0.15 $0.02 2019 2020 2021 2022 2023 1Q23 1Q24 Adjusted Diluted Earnings Per Share(1) 0.94% 1.28% 1.43% 1.00% 0.13% 0.25% 0.03% 2019 2020 2021 2022 2023 1Q23 1Q24 Adjusted Return on Average Assets(1) Track Record of Delivering Profitability 32 11.9% 15.5% 16.9% 13.0% 1.9% 3.7% 0.5% 2019 2020 2021 2022 2023 1Q23 1Q24 Return on Average Tangible Common Equity(1) 60.2% 49.3% 47.5% 58.6% 93.4% 84.5% 98.4% 2019 2020 2021 2022 2023 1Q23 1Q24 Efficiency Ratio(1) 1) Non-GAAP measure. See "Non-GAAP Financial Measures”

Copyright © 2023 First Foundation Inc. All Rights Reserved 52% 48% Securities Mix 1Q24 ($ in thousands) AFS HTM 1% 86% 3% 1% 1% 8% 0% Investment Securities 1Q24 ($ in thousands) CMO MBS Munis SBA FHLMC Corporate Treasury $1,604 Total Securities Portfolio $1,604 Total  87% of investment portfolio is government guaranteed  Highly liquid and pledgeable Portfolio 33  HTM unrealized loss $60 Million(1)  AFS unrealized loss $18 Million(1)  Total unrealized loss $78 Million(1) 1) Tax-effected

Copyright © 2023 First Foundation Inc. All Rights Reserved Why First Foundation Financial Performance  Strong and stable revenue from core operations  Recurring non-interest revenue from in-house wealth management and trust operations  Diversified and high-quality loans Valuable Business Model  Commercial banking model augmented with wealth management and trust expertise  Organic growth strategy complemented by strategic acquisitions  Valuable client base with cross promotion opportunities. Strong presence in geographic markets with high household income  Technology-centric infrastructure to enhance the client experience and drive efficiency Leadership and Culture  Experienced and proven management team  Talented workforce with client-centric culture  Significant insider ownership aligned with shareholders’ interests Credit Quality  Conservative credit culture driving superior asset quality  Very low non-performing assets  Low to minimal historical charge-offs  Well capitalized 34

Copyright © 2023 First Foundation Inc. All Rights Reserved Appendix 35

Copyright © 2023 First Foundation Inc. All Rights Reserved A Tradition of Serving Our Clients History of First Foundation The path First Foundation Inc. has taken to provide banking, trust, financial planning, investment management, estate and legacy planning and consulting services to our clients, all under one roof and all under this level of care, is a path not often traveled. But we prefer it this way. At First Foundation Inc., we’ve never taken the easy path, but we’ve always chosen the right one – for our clients, our communities, and our stakeholders. The Keller Group was created as an RIA to provide private wealth management services First Foundation Bank was created as a de novo banking charter. First Foundation is adopted as the name for all affiliates First Foundation Bank acquires Desert Commercial Bank First Foundation West Los Angeles opens for business First Foundation lists shares on NASDAQ Global Stock Market under ticker “FFWM” Created services to meet the needs of individuals, families, and businesses First Foundation San Diego Office opens for business First Foundation Las Vegas Office opens for business First Foundation begins offering trust services First Foundation expands into Sacramento, Auburn, and Roseville through acquisition of Community 1st Bancorp 1990 2007 2010 2012 2014 2004 2008 2011 2013 2017 Philanthropy Services are added to complement HNW business 2015 First Foundation enters Hawaii market through acquisition of Pacific Rim Bank First Foundation Bank opens offices in Laguna Hills and Seal Beach 2016 First Foundation expands in LA with office in Palos Verdes Estates through acquisition of PBB Bancorp 2018 First Foundation enhances digital offering through partnership with leading FinTech provider 2020 Relocation of Principal Executive Office to Dallas, TX. Expands into Florida through acquisition of TGR Financial 2021-22 36

Copyright © 2023 First Foundation Inc. All Rights Reserved A sampling of awards and accolades received 37 Industry Recognition Model Bank Employee Enablement First Foundation Bank was recognized as a Model Bank for Employee Enablement by Celent as we developed an integrated back-end and front-end data warehouse and employee intranet designed to keep everything connected and in sync. 2021 Civic 50 First Foundation was included in the OneOC Civic 50 list, which is compiled annually to spotlight those companies who are civic-minded within the communities they serve. Best-in-Class for HR Management Gallagher, a global human resources consulting firm, has awarded our team with an award for Best-in-Class for HR Management from their 2019 Benefits Strategy and Benchmarking Survey. Bank & Thrift Sm-All Stars Class of 2022: FFWM The Sm-All Stars represent the top performing small-cap banks and thrifts in the country. This is the third time FFWM was one of 35 banks chosen. According to Piper Sandler, banks selected have superior performance metrics in growth, profitability, credit quality and capital strength. Featured in the Media First Foundation is a contributor to the media on important topics related to our industry Best Performing Bank in 2021 with Assets Greater than $10B First Foundation Bank ranked as the 6th best performing bank in 2021 with assets greater than $10B. S&P Global Market Intelligence calculated score for each bank on six key metrics. 2021 Vision List – Outperforming Stock First Foundation Inc. (FFWM) made B Riley’s Vision List which is a list of the top-24 stocks across all industries selected by analysts to outperform the small-cap benchmark Russell 2000 Index in the current year. Each year analysts are tasked to identify a single, immutable pick to outperform based on a set of defined criteria. Barron’s Top 100 Independent Advisors America's top independent financial advisors, as identified by Barron's. The ranking reflects the volume of assets overseen by the advisors and their teams, revenues generated for the firms, and the quality of the advisors' practices. CNBC FA 100 The CNBC FA 100 recognizes the advisory firms that top the list when it comes to offering a comprehensive planning and financial service that helps clients navigate through their complex financial life. Bank Director Best Small Regional Bank First Foundation Bank (FFB) was selected as the Top 4 small regional bank in the nation in the most recent ranking by Bank Director. The list selected the top 10 banks in each peer group based on several metrics provided by S&P Global Market Intelligence as of year-end 2020 and then studied and ranked each bank further for its performance. See disclosures at: https://www.firstfoundationinc.com/important-disclosure-information

Copyright © 2023 First Foundation Inc. All Rights Reserved Selected Financial Information Financial Highlights: As of 1Q24 Loans $10.1 Billion Revenue: $51 Million Adjusted Net Income $1.1 Million (1) Deposits $10.6 Billion Total Assets $13.6 Billion Adjusted ROAA(1) 0.03% FFA AUM & Trust AUA $6.7 Billion ROATCE(1) 0.5% TBV per share(1) $16.35 Efficiency Ratio(1) 98.4% 38 1) Non-GAAP measure. See "Non-GAAP Financial Measures”

Copyright © 2023 First Foundation Inc. All Rights Reserved  Allowance for Credit Loss of 29 bps of gross loans held for investment portfolio increased $90 thousand in 1Q24 due to a $708 thousand net increase in the model calculated reserve on loans, offset by a decrease of $618 thousand in qualitative reserve reflecting updated adjustments for the repricing and interest rate risks in the multifamily portfolio and higher level of criticized loans at the end of the quarter  Probability of Default (“PD”) and Loss Given Default (“LGD”) model-calculated reserves approach applied to the majority of loan portfolio (97.5% of Total Loan Portfolio) with Loss Rate approach applied to the remaining smaller, homogeneous loan portfolios. Beginning in 1Q24, all impaired loans not deemed to be collateral-dependent, including purchased credit deteriorated loans, are no longer individually valued; rather, they are afforded the same structured (model-calculated) approach to determine PDs and LGDs for much of the loan portfolio  Management expects key drivers of provisioning and reserving under the CECL standard going forward to include:  Replenishment of reserves for net charge-offs  Change in portfolio size and composition  All other macroeconomic variables and loan level characteristics  Ongoing reserve levels will continue to utilize quantitative and qualitative information CECL Methodology Reserves Ongoing Impact 39 Current Expected Credit Losses (“CECL”)

Copyright © 2023 First Foundation Inc. All Rights Reserved Balance Sheet and Equity Capital 40 8.98% 8.53% 8.59% 8.35% 8.12% 8.93% 8.43% 7.44% 7.20% 7.00% YE 2020 YE 2021 YE 2022 YE 2023 1Q24 Tier I Leverage Ratio(2) Bank Consolidated $13.44 $14.92 $16.20 $16.30 $16.35 YE 2020 YE 2021 YE 2022 YE 2023 1Q24 TBV Per Share(1) 8.75% 8.44% 7.13% 6.91% 6.80% YE 2020 YE 2021 YE 2022 YE 2023 1Q24 TCE/TA(1) 12.25% 12.04% 11.01% 12.00% 12.17% 12.24% 11.90% 11.29% 12.27% 12.49% YE 2020 YE 2021 YE 2022 YE 2023 1Q24 Total Risk-Based Capital Ratio(2) Bank Consolidated 1) Use of Non-GAAP Measures 2) Regulatory capital ratios for 1Q24 are preliminary until filing of our March 31, 2024 FDIC call report

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Return on Average Tangible Common Equity, Adjusted Return on Average Assets and Net Income 41 1) Annualized net income divided by average shareholders’ equity 2) Annualized adjusted net income available to common shareholders divided by average tangible common equity 3) Annualized net income divided by average assets 4) Annualized adjusted net income divided by average assets 5) Use of Non-GAAP measure Return on average tangible common equity was calculated by excluding average goodwill and intangibles assets from the average shareholders’ equity during the associated periods. Adjusted return on average assets represents adjusted net income attributable to common shareholders divided by average total assets. Adjusted net income attributable to common shareholders includes various adjustments to net income, including an adjustment for non-cash goodwill impairment charges, and any associated tax effect of those adjustments during the associated periods. The table below provides a reconciliation of the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity. The table below also provides a reconciliation of the GAAP measure of net income (loss) to the non-GAAP measure of adjusted net income attributable to common shareholders. The table below also provides a reconciliation of the GAAP measure of return on average assets to the non-GAAP measure of adjusted return on average assets. ($ in thousands) Three Months Ended, Unaudited FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 3/31/2023 3/31/2024 Average shareholders' equity 474,256 $ 585,728 $ 649,031 $ 759,101 $ 1,100,684 $ 1,017,884 $ 1,135,611 $ 921,911 $ Less: Average goodwill and intangible assets 69,177 98,291 96,209 104,355 222,393 105,093 221,618 4,701 Average tangible common equity 405,080 $ 487,437 $ 552,823 $ 654,746 $ 878,291 $ 912,791 $ 913,993 $ 917,210 $ Average total assets 5,300,243 6,156,739 6,690,422 7,733,279 11,456,932 13,149,454 13,241,725 13,281,368 Net Income 42,958 $ 56,239 $ 84,369 $ 109,511 $ 110,512 $ (199,064) $ 8,496 $ 793 $ Add: Goodwill impairment - - - - - 215,252 - - Adjustments: Plus: Amortization of intangible assets expense 2,043 2,291 1,895 1,579 1,914 1,636 434 370 Plus/(Less): Merger related costs - - - - (36) - - - Plus: Professional service costs - - - - 971 1,374 782 - Plus: Valuation loss on equity investment - - - - 6,250 - - - Plus: Severance costs - - - - - 748 468 - Less: Incentive compensation reversal - - - - (4,150) - - - Less: Stock compensation reversal - - - - - (1,118) (1,118) - Less: FDIC insurance expense refund - - - - - (724) (724) - Total Adjustments 2,043 2,291 1,895 1,579 4,949 1,916 (158) 370 Less: Tax effect on adjustments (592) (664) (550) (458) (1,400) (536) 44 (104) Adjusted Net Income (loss) available to common shareholders 44,408 $ 57,866 $ 85,714 $ 110,632 $ 114,061 $ 17,568 $ 8,382 $ 1,059 $ Tax rate utilized for calculating tax effect on adjustments 29% 29% 29% 29% 28% 28% 28% 28% Return on average equity(1) 9.1% 9.6% 13.0% 14.4% 10.0% -19.6% 3.0% 0.3% Return on average tangible common equity(2)(5) 11.0% 11.9% 15.5% 16.9% 13.0% 1.9% 3.7% 0.5% Return on average assets(3) 0.81% 0.91% 1.26% 1.42% 0.96% -1.51% 0.26% 0.02% Adjusted return on average assets(4)(5) 0.84% 0.94% 1.28% 1.43% 1.00% 0.13% 0.25% 0.03%

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Efficiency Ratio 42 Efficiency ratio is a non-GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of adjusted noninterest expense to adjusted revenue. The table below provides a calculation of the non-GAAP measure of efficiency ratio.

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Noninterest Expense to Average Assets Ratio 43 Noninterest expense to average asset ratio is a non- GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of noninterest expense less amortization of intangible assets expense to the average assets during the associated periods for First Foundation Bank. We believe this non-GAAP measure is important to investors and provides meaningful supplemental information regarding the performance of the Company. This non-GAAP measure should not be considered a substitute for financial measures presented in accordance with GAAP and may differ from similarly titled measures reported by other companies. The table below provides a calculation of the non-GAAP measure of noninterest expense to average assets for FFB Consolidated.

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Tangible Common Equity Ratio, Tangible Book value Per Share, And Adjusted Earnings Per Share 44 Tangible shareholders’ equity, tangible common equity to tangible asset ratio, tangible book value per share, and adjusted earnings per share (basic and diluted) are non-GAAP financial measurements determined by methods other than in accordance with U.S. GAAP. Tangible shareholder’s equity is calculated by taking shareholder’s equity and subtracting goodwill and intangible assets. Tangible common equity to tangible asset ratio is calculated by taking tangible shareholders’ equity and dividing by tangible assets which is total assets excluding the balance of goodwill and intangible assets. Tangible book value per share is calculated by dividing tangible shareholders’ equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders’ equity by basic common shares outstanding. Adjusted earnings per share (basic and diluted) is calculated by dividing adjusted net income attributable to common shareholders by average common shares outstanding (basic and diluted). The reconciliation of GAAP net (loss) income to adjusted net income attributable to common shareholders is presented on slide 40 in “Non-GAAP Return on Average Tangible Common Equity (ROATCE), Adjusted Return on Average Assets and Net Income.” The table below provides a reconciliation of the GAAP measure of shareholders’ equity to tangible shareholders’ equity. The table below also provides a reconciliation of the GAAP measure of equity to asset ratio to the non-GAAP measure of tangible common equity to tangible assets ratio. The table below also provides a reconciliation of GAAP measure of book value per share to the non-GAAP measure of tangible book value per share. The table below also provides a reconciliation of the GAAP measure of net (loss) income per share (basic and diluted) to the non-GAAP measure of adjusted earnings per share (basic and diluted).

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